2Q 2013 Earnings Conference Call

August 1, 2013



Transforming for the Future

CURTISS WRIGHT

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Overview of Second Quarter 2013 Results

- Sales increased 17%, driven by double-digit gains across all three segments
  - Benefiting from acquisitions and growth in commercial markets
  - Timing on large programs and various contract completions led to softness in defense
- Operating income increased 43%
  - Organic operating income increased 30% on nearly flat organic sales
  - Operating margin up 260 bps, excluding recent acquisitions
  - Benefit of prior restructuring and cost reduction initiatives
- Diluted EPS of $0.70, up 46%
  - Recent acquisitions $0.01 accretive to EPS

2Q 2013 End Markets Summary

Defense



Aero Defense 11%
Ground Defense 3%
Naval Defense 15%
Other Defense & Gov't. 1%
Gen Industry 16%
Comm Aero 17%
Power Gen 19%
Oil & Gas 18%

Note: Percentages in chart relate to Second Quarter 2013 sales.

Key Positives

- Increased revenues from ramp up on CVN-79 aircraft carrier and CVN-72 refueling and overhaul program
- Higher revenues on JSF program

Key Challenges

- Indirect impact of sequestration
  - Lower embedded computing orders
  - Lower sales on key military helicopter programs, including the BlackHawk and Stallion
  - Ongoing softness in ground defense
- Completion of production on several naval defense programs, including the DDG-51 destroyer and AAG programs

2Q 2013 End Markets Summary

Commercial



Oil & Gas
18%
Aero
Defense
11%
Ground
Defense
3%
Naval
Defense
15%
Other
Defense &
Gov't.
1%
Gen Industry
16%
Comm Aero
17%
Power Gen
19%

Note: Percentages in chart relate to Second Quarter 2013 sales.

Key Positives

- Ongoing ramp up in commercial aircraft production rates and Emergent Operations facility producing solid organic growth
- Solid aftermarket demand on domestic nuclear reactors
- Oil & gas rose sharply, led by acquisitions and solid MRO demand
- General industrial market higher, due to acquisitions

Key Challenges

- Reduced sales to commercial HVAC industry, as expected (lost customer)
- Lower AP1000 program revenues

2013E Financial Outlook (as of July 31, 2013)

Management Guidance	FY2013E (Prior)	FY2013E (Current)
Total Sales	$2,480 - 2,520M	$2,480 - 2,520M
Flow Control	$1,300 - 1,320M	$1,300 - 1,320M
Controls	$865 - 875M	$865 - 875M
Surface Technologies	$315 - 325M	$315 - 325M
Total Operating Income CW Margin	$229 - 237M 9.2% - 9.4%	$232 - 240M 9.3% - 9.5%
Flow Control Margin	$116 - 119M 8.9% - 9.0%	$116 - 119M 8.9% - 9.0%
Controls Margin	$102 - 105M 11.8% - 12.0%	$103 - 106M 11.9% - 12.1%
Surface Technologies Margin	$52 - 54M 16.5% - 16.6%	$53 - 55M 16.8% - 16.9%
Corporate and Other	~$41M	~$40M

Full year amounts may not add due to rounding.

2013E Financial Outlook (as of July 31, 2013)

Management Guidance	FY2013E (Prior)	FY2013E (Current)
Pension Expense	$33 - 34M	$33 - 34M
Interest Expense	$39 - 40M	$39 - 40M
Diluted EPS	$2.70 - 2.80	$2.75 - 2.85
Diluted Shares Outstanding	47.6M	47.6M
Effective Tax Rate	32.0%	32.0%
Free Cash Flow (1)	$90 - 100M	$100 - 110M
Depreciation & Amortization	$125 - 130M	$125 - 130M
Capital Expenditures	$90 - 95M	$85 - 90M

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures and includes estimated payments of approximately $35 million to the Curtiss-Wright Pension Plan and $40 million in interest payments in 2013.

Acquisition Integration Update

Williams Controls



Completed Tasks and Status

- Consolidation of Suzhou, China manufacturing facilities
- Integration of industrial sales and marketing teams (new leadership in place)
- Completion of HR and Finance integrations
- Integration Status: Ahead of Plan

Future Opportunities

- Drive industrial "off highway" sales synergies (cross selling, etc.)
- Leverage industrial presence in India
- Complete product line integration - joysticks and sensors
- Leverage established LCE supply chain across all of CW Controls' Industrial

PG Drives



Completed Tasks and Status

- Integration of industrial sales and marketing teams
- Integrated CW Industrial website
- Established global supply agreements for sensors and components
- Consolidation of U.S. and China sales offices
- Integration Status: Ahead of Plan

Future Opportunities

- Exploit opportunities to build industrial "off highway" sales synergies
- Continue to leverage CW supply chain management and distribution channels
- Finalize consolidation of Christchurch UK facilities

Acquisition Integration Update

Exlar



Completed Tasks and Status

- Leveraged CW supply chain management and implemented various cost reduction initiatives
- Leveraging Exlar motor design expertise to enhance CW design methods
- Cross market new business engagements through CW relationships in play
- Integration Status: On Plan

Future Opportunities

- Leverage market penetration within aerospace, defense and industrial markets
- Exploit opportunities to leverage Controls and Flow Control customer base
- Leverage technology capabilities

Gartner



Completed Tasks and Status

- Launched coatings operations in new Houston, TX satellite facility
- Implementation of various cost reduction initiatives
- Integration Status: Ahead of Plan

Future Opportunities

- Integration of existing CW coating technologies into Gartner facility for aftermarket applications serving power generation customers
- Leverage significant cross synergies with our existing thermal spray businesses

Acquisition Integration Update

AP Services



Completed Tasks and Status

- Product line fully integrated into CW supply chain
- Sales team fully integrated into joint BU sales channel
- Integration of ERP, financial reporting, lean and safety systems to CW platforms
- Integration Status: On Plan

Future Opportunities

- Implementation of various cost reduction initiatives

Phönix



Completed Tasks and Status

- Initiated detailed training of U.S.-based CW sales teams to represent Phönix in N. America (nuclear and oil & gas markets)
- Integration Status: On Plan

Future Opportunities

- Continued leverage of sales and marketing capabilities to expand Flow Control's global sales channels
- Exploit geographic sales synergies

Acquisition Integration Update

Cimarron



Completed Tasks and Status

- Revised previous out-sourcing plans - Direct production of Cimarron equipment at CW's existing vessel facility in Texas
- Safety record continues to improve with a reduction in incidents 50% YOY
- Excellent progress with Lean Manufacturing Implementation
- Implemented Computerized Maintenance Management System
- Record month for sales in June
- Integration Status: Ahead of Plan

Future Opportunities

- Increased production of Cimarron equipment in CW's vessel facility (Currently in process)
  - Expanding value of underutilized, downstream focused CW facility
- Leverage spend with other CW facilities to improve material cost

Evolving Market Exposure

(2013E Guidance as of July 31, 2013)

YTD 2013 Sales:
70% Commercial
30% Defense

2013E with Acquisitions


30%
Defense
18%
Oil & Gas
Industrial
18%
16%
Comm Aero
18%
Power Gen
$2,480 -
2,520 M

PG DRIVES TECHNOLOGY

GARTNER

WILLIAMS CONTROLS

EXLAR

AP SERVICES
Innovative Equipment Reliability Solutions

PHÖNIX

CIMARRON

Geographic Diversification • Balanced Market Offering

Outlook for 2013 and Closing Comments

- Increased guidance reflects outlook for strong, double-digit growth in sales, operating income and EPS
  - Solid growth anticipated in all commercial markets outweighs mixed performance in defense
- Continued improvements in profitability due to benefit of prior restructuring and cost reduction initiatives
- Remain focused on disciplined capital deployment strategy
- Improved working capital management driving higher free cash flow expectations
- Curtiss-Wright positioned for solid future growth organically and through strategic acquisitions

Appendix

Non-GAAP Reconciliation

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES

NON-GAAP FINANCIAL DATA (UNAUDITED)

($ in millions)

Three Months Ended June 30, 2013

	Flow Control			Controls			Surface Technologies			Corporate & Other			Total Curtiss - Wright		
	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg	2013	2012	Chg
Sales															
Organic	$265.1	$274.7	(3%)	$176.4	$181.1	(3%)	$ 73.3	$ 70.6	4%	$ —	$ —		$514.9	$ 526.4	(2%)
Incremental (1)	56.3	—		40.4	—		6.6	—		—	—		103.3	—	
Foreign Currency Fav (Unfav) (2)	(0.4)	—		—	—		(0.2)	—		—	—		(0.5)	—	
Total	**$321.0**	**$274.7**	**17%**	**$216.9**	**$181.1**	**20%**	**$ 79.8**	**$ 70.6**	**13%**	**$ —**	**$ —**		**$617.7**	**$ 526.4**	**17%**
Operating income															
Organic	$25.8	$18.6	39%	$24.5	$23.5	4%	$ 14.5	$ 5.9	145%	$ (11.9)	$ (7.5)	58%	$52.9	$ 40.5	30%
OI Margin %	9.7%	6.8%	290 bps	13.9%	13.0%	90 bps	19.8%	8.4%	1140 bps				10.3%	7.7%	260 bps
Incremental (1)	1.8	—		2.7	—		0.4	—		(0.2)	—		4.7	—	
Foreign Currency Fav (Unfav) (2)	0.1	—		0.3	—		(0.2)	—		—	—		0.2	—	
Total	**$27.7**	**$18.6**	**49%**	**$27.4**	**$23.5**	**17%**	**$ 14.7**	**$ 5.9**	**148%**	**$ (12.1)**	**$ (7.5)**	**60%**	**$57.8**	**$ 40.5**	**43%**
OI Margin %	**8.6%**	**6.8%**	**180 bps**	**12.6%**	**13.0%**	**-40 bps**	**18.5%**	**8.4%**	**1010 bps**				**9.4%**	**7.7%**	**170 bps**

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.

(2) Organic results exclude the effects of current period foreign currency translation.

Note: Amounts may not add due to rounding

2Q 2013 Segment Review – Flow Control



Naval Defense 24%
Gen Industrial 8%
Comm Aero 2%
Power Gen 34%
Oil & Gas 32%

Segment Sales: $321 M

Note: Percentages in chart relate to Second Quarter 2013 sales.

2Q 2013 Segment Review – Controls



Aero Defense
28%
Comm Aero
31%
Ground
Defense
10%
Naval
Defense
5%
Other
Defense &
Gov't.
2%
Gen Industrial
24%

Segment Sales: $217M

Note: Percentages in chart relate to Second Quarter 2013 sales.

2Q 2013 Segment Review – Surface Technologies


Comm Aero
40%
Gen Industrial
33%
Power Gen
8%
Other
Defense &
Gov't.
1%
Aero Defense
10%
Oil & Gas
8%

Segment Sales: $80 M

Note: Percentages in chart relate to Second Quarter 2013 sales.

2013E Market Outlook (as of July 31, 2013)

Management Guidance	FY2013E (Prior)	FY2013E (Current)
Aero Defense	(9) - (13%)	(9) - (13%)
Ground Defense	(15) - (19%)	(15) - (19%)
Naval Defense	7 - 11%	7 - 11%
Total Defense Including Other Defense	**Flat to Down 4%**	**Flat to Down 4%**
Commercial Aero	7 - 11%	10 - 14%
Oil & Gas	70 - 74%	70 - 74%
Power Generation	3 - 7%	3 - 7%
General Industrial	66 - 70%	62 - 66%
Total Commercial	**30 - 34%**	**30 - 34%**
Total Curtiss-Wright	**18 - 20%**	**18 - 20%**